Inventory	12 Months Ended
Dec. 31, 2019
Inventory Disclosure [Abstract]
Inventory
Inventory

Inventory is comprised primarily of refined products, liquefied petroleum gases, transmix, crude oil and additives, which are stated and relieved at the lower of average cost or net realizable value.
Inventory at December 31, 2018 and 2019 was as follows (in thousands):

	December 31,
	2018	2019
Refined products	$92,751	$96,128
Liquefied petroleum gases	46,612	29,982
Transmix	28,497	39,546
Crude oil	11,220	12,714
Additives	6,655	6,029
Total inventory	$185,735	$184,399

During 2018 and 2019, we recorded lower of average cost or net realizable value adjustments of $18.5 million and $4.8 million, respectively, related to our refined products, transmix and crude oil inventories.